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                                                                     EXHIBIT 24



                           LIMITED POWER OF ATTORNEY


     Each of the undersigned officers and directors of the Company hereby constitutes and appoints Billy F. Mitcham, Jr. and Roberto Rios, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and on his behalf and in his name, place and stead, in any way and all capacities, to execute and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), a Registration Statement and Form S-3 with respect to its primary offering to the public of its Common Stock (including, without limitation, post-effective amendments and any amendment or amendments increasing the amount of securities for which registration is being sought), with all exhibits and any and all documents required to be filed with respect thereto, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacities as aforesaid, hereby fully confirming all that such attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done.

     IN WITNESS WHEREOF, the undersigned have executed this instrument in multiple original counterparts as of the ____ day of November, 1997.



                                        -----------------------------------
                                        Billy F. Mitcham, Jr.


                                        -----------------------------------
                                        Paul C. Mitcham


                                        -----------------------------------
                                        Roberto Rios


                                        -----------------------------------
                                        William J. Sheppard


                                        -----------------------------------
                                        Randal Dean Lewis


                                        -----------------------------------
                                        John F. Schwalbe


                                        -----------------------------------
                                        Gordon M. Greve


                                        BEING ALL OF THE MEMBERS OF THE BOARD
                                        OF DIRECTORS OF MITCHAM INDUSTRIES, INC.